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                                                             Exhibit 10(a)


                    LIST OF CONSENTS PURSUANT TO RULE 483(C)


Consent of Ernst & Young LLP, independent auditors, appears as Exhibit 10(b) hereto.

Consent of Coopers & Lybrand L.L.P., independent accountants, appears as Exhibit 10(c) hereto.

Consent of Sutherland, Asbill & Brennan, L.L.P. appears as Exhibit 10(d) hereto.